UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2016

eWELLNESS HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	26-1607874
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

11825 Major Street, Culver City, California	90230
(Address of principal executive offices)	(Zip Code)

(310) 915-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The Securities Settlement Agreement

On November 8, 2015, eWellness Healthcare Corporation (the “Company”) entered into a Securities Settlement Agreement with EWLL Acquisition Partners, LLC (“EWLL”) (the “Settlement Agreement”), attached hereto as Exhibit 10.1. EWLL purchased and assumed a note from Firstfire Global Opportunities Fund, LLC, for the value of $125,000 (the “EWLL Note”), which will, by its principal terms:

●	So long as the share price does not exceed .15/share, Holder agrees to not convert this Note into shares of the Company for at least 90 days following the date of this Agreement. If the price exceeds $0.15/share for 3 consecutive trading days, Holder shall have the right to convert into common stock of the Borrower at the Conversion Price

●	Carry an interest rate of 8%. Interest shall commence accruing on the date that the New Note is fully funded and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

●	Any Principal Amount or Interest which is not paid within 3 business days of said being due, then for up to the first 30 calendar days from the due date of said performance, the Company shall also owe, payable immediately, an amount equal to $1,000 per day as a late fee;

●	Mature on May 14, 2017 and may not be prepaid in whole or in part;

●	Convert into shares of common stock of the Company, par value per share $0.001 (the “Common Stock”) at Holder’s option, provided that such conversion shall not result in beneficiary ownership by Holder and its affiliates of more than 4.99% of the then outstanding shares of Common Stock unless such conversion limitation is waived by Buyer’s notice to the Company at least 60 days prior to the conversion; and

●	Convert into common stock at a price that shall be the lower of (a) 75% multiplied by the lowest per share purchase price, conversion price or exercise price, as applicable, of the securities that the Debtor issued in any future financing transaction of the Debtor of any kind; (b) $0.004; or (c) 75% multiplied by the lowest sales price of the Common Stock in a public market during the ten (10) consecutive Trading Day period immediately preceding the Trading Day that the Company receives a Notice of Conversion;

Events of Default

Under the Note, the occurrence of any of the following events, among others, shall be considered as an Event of Default, that:

●	Any default in the payment of the principal of, interest (including any Late Fees) on, or liquidated damages in respect to this Agreement, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise); and/or

●	The Company or any of its subsidiaries or affiliates shall commence, or there shall be commenced against any of them, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against

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●	the Company fails to comply with the reporting requirements of the 1934 Act and/or ceases to be subject to the reporting requirements of the 1934 Act;

●	The material breach of any promise or representation in this Agreement and/or related representation or agreement made by the Company and/or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due Claimant on a conversion within 3 Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications to the Claimant (e.g. to a brokerage firm account).

Subject to applicable cure periods and delivery of written notice to the Company if applicable, the Note shall become immediately due and payable upon occurrence of an Event of Default and the conversion price shall be adjusted as set forth in the Note if applicable.

The New Note

On November 14, 2016, the Company issued a note the principal sum of $275,000 to JEB Partners, L.P., which amount is the $250,000 actual amount of the purchase price hereof plus a 10% original issue discount, (the “New Note”), a Form of which attached hereto as Exhibit 10.3, which will, by its principal terms:

●	Carries an interest (the “Interest”) on the unpaid principal amount at the rate of 8% per annum. Interest shall commence accruing on the date that the New Note is fully funded and shall be computed on the basis of a 365-day year and the actual number of days elapsed.

●	Any Principal Amount or Interest which is not paid when due shall bear interest at the rate of 15% per annum from the due date until the same is paid (the “Default Interest”);

●	Mature on May 14, 2017 and may not be prepaid in whole or in part except otherwise explicitly set forth in the New Note;

●	Be unsecured but shall be a senior obligation of the Company, with priority over all existing and future indebtedness of the Company as provided for in the New Note;

●	Convert subject to rule 144 into shares of common stock of the Company, par value per share $0.001 (the “Common Stock”) at Buyer’s option, provided that such conversion shall not result in beneficiary ownership by Buyer and its affiliates of more than 4.99% of the then outstanding shares of Common Stock unless such conversion limitation is waived by Buyer’s notice to the Company at least 60 days prior to the conversion; and

●	Convert into shares of Common Stock at a price equal to the lower of: (i) $0.0167 or (ii) 75% multiplied by the lowest per share purchase price, conversion price or exercise price, as applicable, of the securities that the Company issues in the next financing transaction of any kind as of or following the Issue Date (the “Fixed Conversion Price”), subject to certain adjustment as set forth in the Note; provided that, from and after the occurrence of any Event of Default set forth in the Note, the price shall be the lower of (i) $0.0167 or (ii) 75% multiplied by the lowest sales price of the Common Stock in a public market during the 10 consecutive Trading Day period immediately preceding the Trading Day that the Company receives a Notice of Conversion (as defined in the Note).

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Events of Default

Under the Note, the occurrence of any of the following events, among others, shall be considered as an Event of Default, that:

●	the Company fails to obtain a listing of its Common Stock on at least one of OTCBB, OTCQB, Nasdaq or NYSE , (the “List Date”) within 90 days of the Closing Date or fail to maintain the listing of its Common Stock;

●	the Company fails to comply with the reporting requirements of the 1934 Act and/or ceases to be subject to the reporting requirements of the 1934 Act;

●	the restatement of any financial statements for any date or period from 2 years prior to the Closing Date and until this Note is no longer outstanding results in a material adverse effect on the rights of the Buyer;

●	the DTC places a “chill” on any of the Company’s securities;

●	the Company’s Common Stock becomes not eligible for trading through the DTC’s FAST Automated Securities Transfer or Deposit/Withdrawal at Custodian programs;

●	the Company fails to raise at least $1,000,000 in a Primary Offering (as defined in the Note) within 180 days following the List Date; and

●	the Company fails to appoint VStock Transfer LLC as the transfer agent for its common stock within 30 days of Listing Date.

Subject to applicable cure periods and delivery of written notice to the Company if applicable, the New Note shall become immediately due and payable upon occurrence of an Event of Default and the conversion price shall be adjusted as set forth in the New Note if applicable.

The foregoing descriptions of the Services Agreement, Assignment & Transfer Note and New Note do not purport to be complete. For the entire agreements, please refer to the Services Agreement, Assignment & Transfer Note and New Note filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Hunter Taubman Fischer & Li LLP has had no part in negotiating, reviewing or otherwise passing on these documents except to the extent necessary to assist in the preparation of an 8-K.

Important Notice regarding the Documents

The Documents have been included as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company or its subsidiaries. The representations, warranties and covenants contained in the Documents were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Documents; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Documents instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Documents, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 2.03 Creation of a Direct Financial Obligation or and Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.02.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Settlement Agreement
10.2	Form of New Note

+ Filed Herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

eWellness Healthcare Corporation

Date: November 18, 2016	By:	/s/ Darwin Fogt
Darwin Fogt,
Chief Executive Officer

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